EXHIBIT 10.1

                              ATWOOD OCEANICS, INC.
                           1996 INCENTIVE EQUITY PLAN


Section 1.        Purpose.

         The 1996 Incentive Equity Plan (the "Plan") is intended to encourage key executives and managerial employees of Atwood Oceanics, Inc. (the "Company") and its Subsidiaries or Affiliates to become owners of Stock of the Company in order to increase their interest in the Company's long-term success, to provide incentive equity opportunities which are competitive with other similarly situated corporations and to stimulate the efforts of such employees by giving suitable recognition for services which contribute materially to the Company's success.

Section 2.        Definitions.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Affiliate" means any entity other than the Company and its Subsidiaries which the Board designates as an "Affiliate" for the purposes of this Plan.

         (b)      "Board" means the Board of Directors of the Company.

         (c) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or a participant's failure to perform his work in accordance with reasonable standards established by the Company, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "Committee" means the Committee referred to in Section 3 of the Plan. If at any time a Committee shall not be in existence, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         (f) "Company" means Atwood Oceanics, Inc., a corporation organized under the laws of the State of Texas, or any successor corporation.

         (g) "Disability" means permanent and total disability as determined under the Company's long-term disability program.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (i) "Fair Market Value" means, as of any given date, the closing price of the Stock on such date as reported on the principal United States securities exchange on which the Stock is listed, or if the Stock is not so listed, the closing price as quoted on the NASDAQ National Market System, or if the Stock is not so listed or quoted, the closing bid as quoted on the NASDAQ over-the-counter market; provided, that if no such prices are so reported or quoted on that date or if, in the discretion of the Committee, another means of determining the Fair Market Value of a share of Stock at such date is deemed necessary or advisable, the Committee may provide for another means for determining such Fair Market Value.

         (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.


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         (k)  "Non-Employee  Director"  shall have the meaning set forth in Rule
         16b-3(b)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

         (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (m) "Plan" means the Atwood Oceanics, Inc. 1996 Incentive Equity Plan, as hereafter amended from time to time.

         (n) "Restriction Period" means the period of time during which shares of Stock awarded to a participant pursuant to Section 7 remain subject to the restrictions referred to in Section 7(b).

         (o) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7.

         (p) "Retirement" means retirement from active employment with the Company or any Subsidiary or Affiliate on or after the normal retirement date or pursuant to the early retirement provisions set forth in the applicable pension plan of such employer.

         (q) "Rule 16b-3" means such rule as promulgated and amended from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act.

         (r) "Stock" means the shares of Common Stock, par value $1.00 per share, of the Company.

         (s) "Stock Option" or "Option" means any option (including Incentive Stock Options and Non- Qualified Stock Options) to purchase shares of Stock granted pursuant to Section 6.

         (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

In addition, the terms "Approval Date" and "Change in Control" shall have meanings set forth in Section 8.

Section 3.        Administration.

         The Plan shall be administered by the Compensation Committee of the Board of Directors, which shall consist solely of two or more Non-Employee Directors who are appointed by, and serve at the pleasure of, the Board. The Committee shall have the power and authority to grant to eligible employees Stock Options and Restricted Stock. In particular, the Committee shall have the authority:

                  (i)  to  select  the  key   employees  of  the  Company,   its
         Subsidiaries and Affiliates to whom Stock Options and other awards may from time to time be granted;

                  (ii) to determine whether and to what extent Stock Options and Restricted Stock are granted;

                  (iii) to determine the number of shares to be covered by each such award granted;

                  (iv) to determine the terms and conditions, not inconsistent with the terms hereof, of any award granted (including, but not limited to, the share price and any restriction or limitation on, or any vesting, acceleration or forfeiture waiver regarding, any award, based on such factors and criteria as the Committee shall determine, in its sole discretion); and

                  (v) to determine and adjust the performance goals and measurements applicable to performance-

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         based  Restricted  Stock  awards to include  or  exclude  the impact of extraordinary or unusual items, events or circumstances and/or to reflect change in applicable tax or accounting rules and other developments.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

Section 4.        Eligibility.

         Officers and key employees of the Company, its Subsidiaries and its Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries or its Affiliates are eligible to be granted Stock Options, Restricted Stock Awards. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

Section 5.        Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution pursuant to Stock Options or Restricted Stock hereunder shall be 335,000 shares; provided, however, that not more than ten percent (10%) of such shares shall be available for distribution pursuant to Restricted Stock hereunder. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock award granted hereunder are forfeited or any such Option or other award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Board, provided that the number of shares subject to any award shall always be a whole number.

Section 6.        Stock Options.

         Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options; and (ii) Non- Qualified Stock Options (provided that Incentive Stock Options may not be granted to employees of Affiliates). The Committee may grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such


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additional terms and conditions not inconsistent  with the terms of the Plan, as the Committee deems appropriate:

                  (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be not less than the Fair Market Value on the day the Option is granted.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such Option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date such Option is granted.

                  (c) Exercise of Options. Options shall become exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment exercise provisions) as shall be determined by the Committee, provided, however, that, except as provided in Section 6(f) or (g) (in the case of Disability) and Section 8, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the option. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on performance and/or such other factors as the Committee may determine.

                  (d) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as may be permitted in accordance with rules or procedures adopted by the Committee.

                  As determined by the Committee at or after grant, payment in full or in part may also be made by delivery to the Company of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company in satisfaction of the exercise price. As determined by the Committee at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee).

                  No shares of Stock shall be transferred until full payment therefor has been made. An optionee shall generally have the rights of a shareholder with respect to shares subject to the Option only when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, given the representation described in
         Section 11(a).

                  (e) Transferability of Options. The Committee may, in its discretion, authorize all or a portion of any Non-Qualified Stock Options to be granted on terms which permit transfer by the optionee to
         (i) the spouse, children or grandchildren of the optionee, (ii) a trust or trusts for the exclusive benefit of the spouse, children or grandchildren of the optionee, or (iii) a partnership in which the spouse, children or grandchildren of the optionee are the only partners; provided in each case that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this section, and (z) subsequent transfers of transferred options shall be prohibited except those made in accordance with this section or by will or by the laws of descent and distribution. Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions with respect to termination of employment set forth in subsections (f), (g) and (h) of this Section 6 shall continue to apply with respect to the original optionee, in which event the Stock Options shall be exercisable by the transferee only to the extent and for the periods specified herein. The original optionee will remain subject to withholding taxes upon exercise of any such Stock Option by the transferee. The Company shall have no obligation whatsoever to provide notice to any transferee of any matter, including without limitation, early termination of a Stock Option on account of termination of employment of the original optionee.

                  Except as set forth above and in the applicable stock option agreement, no Stock Option shall be transferable by the optionee otherwise than by will or by laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. At the request of an optionee, Stock purchased upon exercise of an Option may be issued or transferred into the name of the optionee and another person jointly with rights of survivorship.

                  (f) Termination by Death. Subject to Section 6(i), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period up to three years as the Committee may specify) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                  (g) Termination by Reason of Disability or Retirement. Subject to Section 6(i), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

                  (h) Other Termination of Employment. Unless otherwise determined by the Committee at or after grant, if an optionee's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Retirement, the optionee will have three months from the date of termination to exercise any and all Stock Options that are then exercisable, except that, if the termination was for Cause, any and all Options shall be immediately canceled.

                  (i) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) or any predecessor of any such corporation, in each case after 1986 shall not exceed $100,000.

                  The Committee may provide at grant, to the extent permitted under Section 422 of the Code, that, if (i) a participant's employment with the Company or its Subsidiaries is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 6(f), (g) or (h), applied without regard to this Section 6(i), is greater than the portion of such Option that is exercisable as an "incentive stock option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option either as an Incentive Stock Option or, if exercised after the expiration of the applicable exercise periods under Section 422(a) of the Code, as a Non-Qualified Stock Option. The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change in Control.

Section 7.        Awards of Restricted Stock.

         (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries or Affiliates to whom, and the time or times at which, such grants will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of an award, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may condition grants of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) Restrictions and Conditions Applicable to Restricted Stock Awards. Restricted Stock awards shall be subject to the following restrictions and conditions:

                  (i) The consideration for issuance of shares of Restricted Stock pursuant to the Plan shall be not less than their par value, payable in cash or in services performed, at the discretion of the Committee.

                  (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter periods as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

                  The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof of the Company, and has otherwise complied with the applicable terms and conditions of such award.

                  (iii) Each  participant  receiving  a  Restricted  Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Atwood Oceanics, Inc. 1996 Incentive Equity Plan and an Agreement entered into between the registered owner and Atwood Oceanics, Inc. Copies of such Plan and Agreement are on file in the offices of Atwood Oceanics, Inc., Houston, Texas."

                  The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

                  (iv) Subject to the provisions of this Plan and the applicable award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, however, at or after grant provide for the lapse of such restrictions in installments and/or may accelerate or waive such restrictions in whole or in part.

                  (v) Except as provided in this Section 7(b), the recipient shall have, with respect to the shares of Restricted Stock covered by any award, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends, provided, however, that unless otherwise


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         determined  by the  Committee,  any  dividends  on such shares shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying award, to the extent shares are available under Section 5.

                  (vi) Except as otherwise provided in this Section 7(b) and in the applicable award agreement, upon termination of a participant's employment with the Company or any Subsidiary or Affiliate for any reason during the Restriction Period for a given award, all shares still subject to restriction shall be forfeited by the participant, provided, however, the Committee may provide for waiver of the restrictions in the event of termination of employment due to death, Disability or Retirement.

                  (vii) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Subsidiary or Affiliate is involuntarily terminated (other than for Cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

                  (viii) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the participant.

Section 8.        Change in Control Provisions.

         (a) Impact of Event. In the event of a "Change in Control" as defined in Section 8(b), the Committee or the Board may provide that one or more of the following acceleration and valuation provisions shall apply:

                  (i) Any or all Stock Options awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested.

                  (ii) The restrictions applicable to any or all Restricted Stock awards shall lapse and such shares and awards shall be fully vested.

         (b) Definition of "Change in Control." For purposes of Section 8(a), a "Change in Control" means the happening of any of the following:

                  (i) A tender offer is made and consummated for the ownership of 20% or more of the outstanding voting securities of the Company;

                  (ii) The Company shall merge or consolidate with another corporation and as a result of such merger or consolidation less than 80% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Exchange Act as in effect on the date the Plan was first approved by the shareholders of the Company (the "Approval Date")) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation;

                  (iii) The Company shall sell substantially all of its assets to another corporation which is not a Subsidiary; or

                  (iv) A person,  within the  meaning  of Section  3(a)(9) or of
         Section 13(d)(3) (as in effect on the Approval Date) of the Exchange Act, shall acquire 20% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

         For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the Approval Date) pursuant to the Exchange Act.


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Section 9.        Amendments and Termination.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option or Restricted Stock award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would, except as expressly provided in the Plan, increase the total number of shares reserved for purposes of the Plan.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in applicable tax and securities law and accounting rules, as well as other developments.

Section 10.       Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments hereunder consistent with the foregoing.

Section 11.       General Provisions.

         (a) The Committee may require each person purchasing shares pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Company, a Subsidiary or an Affiliate from adopting other or additional compensation arrangements for its employees.

         (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the optionee for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the participant shall pay to the Company, or make any arrangements satisfactory to the Committee regarding the payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from the payment(s) otherwise due to the participant.

         (e)  The  Committee   shall  establish  such  procedures  as  it  deems
appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12.       Effective Date of Plan.

         The Plan shall be effective on the date it is approved by the stockholders of the Company. Grants made prior to such stockholder approval shall be contingent on such approval.

Section 13.       Term of Plan.

         No Stock Option or Restricted Stock shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the plan, but awards granted prior to such tenth anniversary may extend beyond that date.